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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                October 16, 2003


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

           Louisiana                           1-12227                         72-1106167

 (State or other jurisdiction of       (Commission File Number)      (IRS Employer Identification No.)
        incorporation)
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                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
               (Registrants telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits. The following materials are filed as Exhibits to this current report on Form 8-K.

             99.1.    Press Release dated October 16, 2003 - The Shaw Group
                      Announces Financial Results for Fourth Quarter and
                      Fiscal Year 2003

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On October 16, 2003, The Shaw Group Inc. ("Shaw" or the "Registrant") issued a press release announcing its financial results for the fourth quarter and fiscal year ended August 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

        In accordance with General Instruction B.6 of Form 8-K, the information set forth in this Item 12 shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE SHAW GROUP INC.
                                      (Registrant)

Date:   October 16, 2003           By: /s/ Robert L. Belk
                                       ----------------------------------
                                       Robert L. Belk, Executive Vice President
                                       and Chief Financial Officer












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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX


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
    Exhibit Number                 Description                                                          Page No.
    --------------                 -----------                                                          --------
         99.1                      Press Release dated October 16, 2003
                                   The Shaw Group Announces Financial Results for Fourth Quarter and
                                   Fiscal Year 2003

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